FTI Consulting, Inc. Third Quarter 2018 Earnings Conference Call Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, preliminary results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 U.S. Tax Cuts and Jobs Act (“2017 Tax Act”), and the risks described under the heading “Item 1A, Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission ("SEC"), including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations,” the risks described under the heading "Part II, Item 1A, Risk Factors" in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2018 filed with the SEC, and in the Company's other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Third Quarter 2018
Financial Review

All numbers in $000s, except for per share data and percentages

	Q3 2018	Q2 2018	% Variance	Q3 2017	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q3 2018 vs. Q3 2017
Consolidated Results						
Revenues	$ 513,012	$ 512,098	*0.2%*	$ 448,962	*14.3%*	*14.8%*
Net Income	$ 44,333	$ 43,609	*1.7%*	$ 32,214	*37.6%*	
Earnings per Diluted Share	$ 1.14	$ 1.14	*—%*	$ 0.85	*34.1%*	
Adjusted Earnings per Diluted Share [1]	$ 1.00	$ 1.14	*(12.3)%*	$ 0.83	*20.5%*	
Adjusted EBITDA [1]	$ 67,382	$ 72,371	*(6.9)%*	$ 57,420	*17.3%*	
Adjusted EBITDA Margin [1]	*13.1%*	*14.1%*	—	*12.8%*	—	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$ 135,418	$ 141,355	*(4.2)%*	$ 128,121	*5.7%*	*6.5%*
Adjusted Segment EBITDA	$ 26,798	$ 35,777	*(25.1)%*	$ 26,734	*0.2%*	
Adjusted Segment EBITDA Margin	*19.8%*	*25.3%*	—	*20.9%*	—	
Forensic and Litigation Consulting						
Revenues	$ 126,684	$ 133,527	*(5.1)%*	$ 118,639	*6.8%*	*7.3%*
Adjusted Segment EBITDA	$ 21,970	$ 27,615	*(20.4)%*	$ 22,539	*(2.5%)*	
Adjusted Segment EBITDA Margin	*17.3%*	*20.7%*	—	*19.0%*	—	
Economic Consulting						
Revenues	$ 139,166	$ 133,308	*4.4%*	$ 111,753	*24.5%*	*24.7%*
Adjusted Segment EBITDA	$ 23,238	$ 15,472	*50.2%*	$ 12,061	*92.7*	
Adjusted Segment EBITDA Margin	*16.7%*	*11.6%*	—	*10.8%*	—	
Technology						
Revenues	$ 56,692	$ 46,429	*22.1%*	$ 42,282	*34.1%*	*34.6%*
Adjusted Segment EBITDA	$ 11,473	$ 7,508	*52.8%*	$ 5,973	*92.1%*	
Adjusted Segment EBITDA Margin	*20.2%*	*16.2%*	—	*14.1%*	—	
Strategic Communications						
Revenues	$ 55,052	$ 57,479	*(4.2)%*	$ 48,167	*14.3%*	*15.1%*
Adjusted Segment EBITDA	$ 10,802	$ 10,967	*(1.5)%*	$ 8,073	*33.8%*	
Adjusted Segment EBITDA Margin	*19.6%*	*19.1%*	—	*16.8%*	—	

FTI CONSULTING

[1] See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures " for the reconciliations and definitions of Adjusted Earnings Per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and for the definition of Adjusted EBITDA Margin.

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Third Quarter 2018 Cash Position and Capital Allocation Snapshot (1) Total debt excludes the impact of unamortized deferred debt issue costs of $10.0 million, $3.3 million and $3.9 million as of September 30, 2018, June 30, 2018 and September 30, 2017, respectively, and excludes the impact of the unamortized deferred debt discount of $46.1 million for the three months ended September 30, 2018 related to our 2.0% convertible senior notes due 2023. (2) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. All numbers in $000s, except for DSOs Q3 2018 Q3 2018 Q2 2018 Q2 2018 Q3 2017 Q3 2017 Cash and cash equivalents $ 505,867 $ 116,556 $ 157,961 Accounts receivable, net $ 623,397 $ 607,455 $ 547,132 Days sales outstanding ("DSO") 104 104 101 101 105 Net cash provided by operating activities $ 120,857 $ 34,615 $ 106,233 Purchases of property and equipment $ (11,621) $ (8,540) $ (6,894) Purchase and retirement of common stock $ (15,000) $ — $ (52,772) Total Debt (1) $ 616,250 $ 375,000 $ 465,000 Free Cash Flow (2) $ 109,236 $ 26,075 $ 99,339

Financial Tables

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share: Three Months Ended September 30, 2018, June 30, 2018 and September 30, 2017 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended September 30, 2018 Three Months Ended September 30, 2018 Three Months Ended June 30, 2018 Three Months Ended June 30, 2018 Three Months Ended September 30, 2017 Three Months Ended September 30, 2017 Net income $ 44,333 $ 43,609 $ 32,214 Tax impact of special charges — — (832) Non-cash interest expense on convertible notes 938 — — Tax impact of non-cash interest expense on convertible notes (241) — — Gain on sale of business (13,031) — — Tax impact of gain on sale of business 6,798 — — Adjusted Net Income (1) $ 38,797 $ 43,609 $ 31,382 Earnings per Diluted Share $ 1.14 $ 1.14 $ 0.85 Tax impact of special charges — — (0.02) Non-cash interest expense on convertible notes 0.03 — — Tax impact of non-cash interest expense on convertible notes (0.01) — — Gain on sale of business (0.34) — — Tax impact of gain on sale of business 0.18 — — Adjusted Earnings per Diluted Share (1) $ 1.00 $ 1.14 $ 0.83 Weighted average number of common shares outstanding—diluted 38,756 38,271 37,746

Reconciliation of Net Income and Operating Income to Adjusted EBITDA:
Three Months Ended September 30, 2018 and June 30, 2018

All numbers in $000s

Three Months Ended September 30, 2018

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ 44,333
Interest income and other							(1,400)
Gain on sale of business							(13,031)
Interest expense							7,246
Income tax provision							19,964
Operating income	$ 25,252	$ 20,625	$ 21,713	$ 7,926	$ 9,402	$ (27,806)	$ 57,112
Depreciation and amortization	779	1,036	1,468	3,537	568	907	8,295
Amortization of other intangible assets	767	309	57	10	832	—	1,975
Adjusted EBITDA [1]	$ 26,798	$ 21,970	$ 23,238	$ 11,473	$ 10,802	$ (26,899)	$ 67,382

Three Months Ended June 30, 2018

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ 43,609
Interest income and other							(2,474)
Interest expense							6,583
Income tax provision							14,113
Operating income	$ 34,041	$ 26,173	$ 14,024	$ 3,967	$ 9,508	$ (25,882)	$ 61,831
Depreciation and amortization	953	1,131	1,377	3,527	586	914	8,488
Amortization of other intangible assets	783	311	71	14	873	—	2,052
Adjusted EBITDA [1]	$ 35,777	$ 27,615	$ 15,472	$ 7,508	$ 10,967	$ (24,968)	$ 72,371

FTI CONSULTING

[1] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

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Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three Months Ended September 30, 2017 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended September 30, 2017 Corporate Finance & Restructuring Corporate Finance & Restructuring Forensic and Litigation Consulting Forensic and Litigation Consulting Economic Consulting Economic Consulting Technology Technology Strategic Communications Strategic Communications Unallocated Corporate Unallocated Corporate Total Total Net income $ 32,214 Interest income and other (1,103) Interest expense 6,760 Income tax provision 9,197 Operating income $ 24,706 $ 21,127 $ 10,524 $ 3,002 $ 6,536 $ (18,827) $ 47,068 Depreciation and amortization 811 1,012 1,383 2,813 584 867 7,470 Amortization of other intangible assets 1,217 400 154 158 953 — 2,882 Adjusted EBITDA (1) $ 26,734 $ 22,539 $ 12,061 $ 5,973 $ 8,073 $ (17,960) $ 57,420

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow: Three Months Ended September 30, 2018, June 30, 2018 and September 30, 2017 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. Three Months Ended September 30, 2018 Three Months Ended September 30, 2018 Three Months Ended June 30, 2018 Three Months Ended June 30, 2018 Three Months Ended September 30, 2017 Three Months Ended September 30, 2017 Net cash provided by operating activities $ 120,857 $ 34,615 $ 106,233 Purchases of property and equipment (11,621) (8,540) (6,894) Free Cash Flow (1) $ 109,236 $ 26,075 $ 99,339

End NotesFTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Total Segment Operating Income Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of Consolidated Operating Income. We define Total Segment Operating Income, a non-GAAP financial measure, as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes, gain or loss on sale of a business and the impact of adopting the 2017 U.S. Tax Cuts and Jobs Act (“2017 Tax Act”). We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes, gain or loss on sale of a business and the impact of adopting the 2017 Tax Act, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.

Appendix

Third Quarter 2018Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q3 2018 Q2 2018 Q3 2017 Q3 2018 vs. Q2 2018 Q3 2018 vs. Q3 2017 North America 68.9% 69.4% 70.2% (0.5)% 12.2 % EMEA 21.8% 22.5% 20.4% (3.1)% 22.1 % Asia Pacific 7.0% 6.9% 8.0% 2.3% (0.4)% Latin America 2.3% 1.2% 1.4% 86.1% 87.4%

FTI Consulting named to Consulting magazine’s 2018 Best Firms to Work For list FTI Consulting and subsidiary Compass Lexecon subsidiary top Who's Who Legal’s 2018 Consulting Experts Guide for the third consecutive year FTI Consulting named Global Turnaround Consulting Firm of the Year by Global M&A Network for the fourth consecutive year FTI Consulting named #1 Restructuring Adviser on The Deal’s Bankruptcy League Tables for the eleventh consecutive year FTI Consulting recognized as an industry leader in seven categories in the New York Law Journal’s Best of 2018 Reader Rankings Third Quarter 2018 Awards & Accolades

FTI Consulting named a Top 15 Strategy Consulting Firm in the Asia Pacific region by Consultancy Asia FTI Consulting named 2019 Technology Sector Consulting Firm of the Year in Australia by Corporate Intl Magazine Gina Gutzeit recognized as a Woman Leader in Consulting by Consulting magazine Jason Frankl named to the 2018 National Association of Corporate Directors (“NACD”) Directorship 100 list Ana Heeren, Dan Hugo, Mark Laber and Liz Park named to The M&A Advisor’s Ninth Annual Emerging Leaders Awards list Third Quarter 2018 Awards & Accolades (continued)